SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT - APRIL 9, 1999
                        (DATE OF EARLIEST EVENT REPORTED)



                               HS RESOURCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                           COMMISSION FILE NO. 0-18886


DELAWARE                                                          94-3036864
(STATE OF INCORPORATION)                                     (I.R.S. EMPLOYER
                                                             IDENTIFICATION NO.)

ONE MARITIME PLAZA, 15TH FLOOR, SAN FRANCISCO, CALIFORNIA               94111
(ADDRESS OF PRINCIPAL                                              (ZIP CODE)
EXECUTIVE OFFICES)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (415) 433-5795

                                    FORM 8-K

                               HS RESOURCES, INC.


ITEM 5.  OTHER EVENTS

      As of December 31, 1998, the Company has changed its accounting method from the full cost to the successful efforts method. This report includes the Company's restated financial statements for the quarters ending March 31, 1997, June 30, 1997, September 30, 1997, December 31, 1997, March 31, 1998, June 30,
1998, September 30, 1998, and December 31, 1998. The restated financial statements show a reclassification adjustment of general and administrative expense from the third quarter of 1998 to the second quarter of 1998.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Restated Financial Statements.







                          INDEX TO FINANCIAL STATEMENTS

                                                                            PAGE
1998 Quarterly Condensed Consolidated Statements of Operations................3

1998 Quarterly Operations Data................................................4

1998 Consolidated Balance Sheets..............................................4

1998 Condensed Consolidated Statements of Cash Flows..........................5

1998 Development, Exploitation and Exploration Costs..........................6

1997 Quarterly Condensed Consolidated Statements of Operations................8

1997 Quarterly Operations Data................................................9

1997 Consolidated Balance Sheets..............................................9

1997 Condensed Consolidated Statements of Cash Flows.........................10

                               HS Resources, Inc.
         1998 Quarterly Condensed Consolidated Statements of Operations
                      (In Thousands, Except Per Share Data)

                                                                        Quarter Ended
                                       Twelve Months ----------------------------------------------
                                          Ended
                                       December 31, December 31, September 30, June 30,   March 31,
                                           1998        1998         1998         1998       1998
                                         ---------   ---------    ---------    ---------  ---------
Revenues:
Oil & gas sales                          $ 150,088   $  33,488    $  32,887    $  38,341  $  45,372
Trading and transportation                  54,144      12,847       13,831       11,142     16,324
Other gas revenues                           8,560       2,347        2,068        2,276      1,869
Other income                                 1,404         257          504          439        204
                                         ---------   ---------    ---------    ---------  ---------
  Total revenues                           214,196      48,939       49,290       52,198     63,769
                                         ---------   ---------    ---------    ---------  ---------

Expenses:
Production taxes                            10,422       2,597        2,068        2,759      2,998
Lease operating                             30,411       7,297        7,799        8,169      7,146
Cost of trading and transportation          50,451      11,541       12,550       10,563     15,797
DD&A                                        61,223      13,904       15,387       16,450     15,482
Exploratory and abandonment                 15,420      12,412        1,335        1,157        516
Geological and geophysical                  14,309       3,067        3,412        5,212      2,618
Impairment and gain/loss on sales
  of oil & gas properties                   11,985       5,316        6,742          (73)      --
General and administrative                   8,060       1,822        2,248(b)     2,152(b)   1,838
Interest                                    41,990       9,249       10,889       11,071     10,781
                                         ---------   ---------    ---------    ---------  ---------
  Total expenses                           244,271      67,205       62,430       57,460     57,176
                                         ---------   ---------    ---------    ---------  ---------

(Loss) income before benefit (provision)
  for income taxes                         (30,075)    (18,266)     (13,140)      (5,262)     6,593

Benefit (provision) for income taxes       (11,458)     (6,959)      (5,006)      (2,005)     2,512
                                         ---------   ---------    ---------    ---------  ---------
Net (loss) income                        $ (18,617)  $ (11,307)   $  (8,134)   $  (3,257) $   4,081
                                         =========   =========    =========    =========  =========

Net (loss) income per share - diluted    $   (1.00)  $   (0.61)   $   (0.43)   $   (0.18) $    0.22
                                         =========   =========    =========    =========  =========

Outstanding shares - diluted                18,609      18,577       18,796       18,590     18,709
                                         =========   =========    =========    =========  =========

Operating cash flow (a)                  $  72,862   $  16,432    $  13,737    $  17,484  $  25,209
                                         =========   =========    =========    =========  =========

Operating cash flow per share - diluted  $    3.92   $    0.88    $    0.73    $    0.94  $    1.35
                                         =========   =========    =========    =========  =========

(a) Net income before geological and geophysical costs, exploratory and abandonment costs, depreciation, depletion and amortization, impairment and gain/loss on sales of oil and gas properties and income taxes. The Company recorded a current tax provision of $5.3 million in the year ended December 31, 1998 for taxes payable as a result of the Mid-Continent Sale.

(b) Includes a reclassification adjustment of $325,000 ($205,175 after tax) reducing general and administrative expense in the September 30, 1998 quarter and increasing general and administrative expense in the June 30, 1998 quarter compared to the quarterly information provided in the annual report on Form 10-K for the year ended December 31, 1998.

                               HS Resources, Inc.
                         1998 Quarterly Operations Data
                                 (In Thousands)



                                                                        Quarter Ended
                                     Twelve Months ----------------------------------------------------
                                        Ended
                                     December 31,  December 31,  September 30,   June 30,      March 31,
                                         1998          1998          1998          1998          1998
                                     -----------   -----------   ------------    -------       --------
Period Production:
  Oil (Bbl)                              2,630           587           653           699           691
  Gas (Mcf)                             56,970        13,003        14,379        15,363        14,225
  Equivalent Gas (Mcfe)                 72,750        16,525        18,297        19,557        18,371
  Equivalent Barrels (Boe)              12,125         2,754         3,050         3,260         3,062

Production by district (Mcfe):
  D-J Basin and Northern Rockies        62,772        16,141        15,945        15,993        14,693
  Gulf Coast                             1,044           384           144           234           282
  Mid-Continent                          8,934            --         2,208         3,330         3,396
     Total production (Mcfe)            72,750        16,525        18,297        19,557        18,371





                               HS Resources, Inc.
                        1998 Consolidated Balance Sheets
                                 (In Thousands)

                                                                                        As of
                                                      -----------------------------------------------------------------------
                                                      December 31,       September 30,         June 30,             March 31,
                                                         1998                1998                1998                 1998
                                                      -----------         -----------         -----------         -----------
Assets

Current assets                                        $    60,265         $    51,223         $    60,925         $    58,970
Oil & gas properties                                      924,663             920,289           1,087,051           1,058,165
Accumulated DD&A                                         (175,729)           (162,374)           (182,168)           (166,326)
Other assets                                               23,240              21,183              24,354              22,623
                                                      -----------         -----------         -----------         -----------
Total assets                                          $   832,439         $   830,321         $   990,162         $   973,432
                                                      ===========         ===========         ===========         ===========

Liabilities and Stockholders' Equity

Current liabilities                                   $    79,164         $    82,532         $    75,661         $    75,595
Bank debt                                                 230,000             293,000             433,000             413,000
9 7/8% Subordinated notes, due 2003                        74,712              74,698              74,683              74,668
9 1/4% Subordinated notes, due 2006                       230,205             149,369             149,349             149,330
Other long-term liabilities & deferred revenue             21,359              16,697              18,975              19,357
Deferred taxes                                             44,138              48,097              61,407              64,310
Stockholders' equity                                      152,861             165,928             177,087             177,172
                                                      -----------         -----------         -----------         -----------
Total liabilities and stockholders' equity            $   832,439         $   830,321         $   990,162         $   973,432
                                                      ===========         ===========         ===========         ===========


                               HS Resources, Inc.
              1998 Condensed Consolidated Statements of Cash Flows
                                 (In Thousands)

                                                          Twelve Months     Nine Months     Six Months      Three Months
                                                              Ended            Ended           Ended           Ended
                                                             12/31/98         9/30/98         6/30/98         3/31/98
                                                             ---------       ---------       ---------       ---------

Cash flows from operating activities:
Net (loss) income                                            $ (18,616)      $  (7,310)      $     824       $   4,081
Depreciation, depletion and amortization                        61,223          47,320          31,933          15,482
Impairment and gain/loss on sale of oil and gas properties      11,986           6,670             (73)             --
Amortization of deferred charges, debt issue costs
  and deferred compensation                                      2,621           1,848           1,225             570
Transfer treasury stock to 401(k) plan                             549             549             549             549
Gain on sale of fixed assets                                      (235)           (239)             --              --
Deferred income tax benefit                                    (14,106)         (4,635)            371           2,376
Decrease (increase) in accounts receivable                      (1,186)          3,908          (4,022)         (5,378)
Increase in accounts payable and accrued expenses               10,069           3,741             264           7,871
Increase (decrease) in deferred revenue, net                      (965)         (4,379)         (2,506)           (783)
Other                                                           (1,257)             26            (603)           (713)
                                                             ---------       ---------       ---------       ---------
Net cash provided by operating activities                       50,083          47,499          27,962          24,055
                                                             ---------       ---------       ---------       ---------

Cash flows from investing activities:
Exploration, development and leasehold costs                   (87,885)        (79,762)        (56,932)        (27,890)
Purchase of unproved and proved properties                      (4,754)         (4,637)         (3,499)         (3,075)
Gas gathering and transportation facilities additions              (28)            (28)            (26)            (17)
Other property additions                                          (859)           (519)           (524)           (178)
Proceeds from the sale of oil and gas properties               151,031         152,525           1,552              --
Proceeds from the sale of fixed assets                           1,234           1,232              --              --
Increase in property related payables                            3,694           6,633          11,946           5,049
                                                             ---------       ---------       ---------       ---------
Net cash provided by (used in) investing activities             62,433          75,444         (47,483)        (26,111)
                                                             ---------       ---------       ---------       ---------

Cash flows from financing activities:
Proceeds from debt                                             154,750          55,000          39,000           6,000
Repayments of debt                                            (256,000)       (174,000)        (18,000)         (5,000)
Debt issuance costs                                             (2,460)             --              --              --
Exercise of options                                                468             468             631             627
Purchase of treasury stock                                      (6,524)         (4,506)         (1,605)         (1,601)
Other                                                               --              --            (613)            294
                                                             ---------       ---------       ---------       ---------
Net cash (used in) provided by financing activities           (109,766)       (123,038)         19,413             320
                                                             ---------       ---------       ---------       ---------

Net increase (decrease) in cash and
  cash equivalents                                               2,750             (95)           (108)         (1,736)

Cash and cash equivalents, beginning
  of the period                                                  6,908           6,908           6,908           6,908
                                                             ---------       ---------       ---------       ---------

Cash and cash equivalents, end of
  the period                                                 $   9,658       $   6,813       $   6,800       $   5,172
                                                             =========       =========       =========       =========

                               HS Resources, Inc.
              1998 Development, Exploitation and Exploration Costs
                                 (In Thousands)

                                                         Three Months Ended 3/31/98
                                     ----------------------------------------------------------------
                                                             Mid-     Northern
                                    D-J Basin  Gulf Coast  Continent   Rockies     Other       Total
                                     --------   --------   --------    --------   --------   --------
Capitalized Costs
   Land                              $     98   $  1,251   $  1,689    $     65   $     --   $  3,103
   Exploration Drilling                    --        125         --          13         --        138
   Development Drilling                 9,913         --      1,808          --         --     11,721
   Recompletions and Refracs            9,556         11        115          11         --      9,693
   Acquisitions                            --         --         --          --      3,075      3,075
   Capitalized Interest & Other         2,482        239        349         164         --      3,234
   Surrendered & Expired Acreage           --         --         --          --         --         --
                                     --------   --------   --------    --------   --------   --------
   Total Capitalized Costs             22,049      1,626      3,961         253      3,075     30,964
                                     --------   --------   --------    --------   --------   --------

Costs Charged to Income Statement
   Geological & Geophysical               168      1,634         --          73        743      2,618
   Exploratory Dryholes                    15         --       (167)         --         --       (152)
   Surrendered & Expired Acreage           --         --         --          --         --         --
   Other Exploratory                       12        241         --          30        386        669
                                     --------   --------   --------    --------   --------   --------
   Total G&G and Exploration Costs        195      1,875       (167)        103      1,129      3,135
                                     --------   --------   --------    --------   --------   --------

Total Development, Exploitation
   and Exploration Costs             $ 22,244   $  3,501   $  3,794    $    356   $  4,204   $ 34,099
                                     ========   ========   ========    ========   ========   ========

                                                         Six Months Ended 6/30/98
                                     ----------------------------------------------------------------
                                                              Mid-     Northern
                                    D-J Basin  Gulf Coast  Continent   Rockies     Other       Total
                                     --------   --------   --------    --------   --------   --------
Capitalized Costs
   Land                              $    173   $  4,038   $  1,428    $    118   $     --   $  5,757
   Exploration Drilling                    --      1,563         --          13         --      1,576
   Development Drilling                17,627         --      5,277          --         --     22,904
   Recompletions and Refracs           19,911         13        370          11         --     20,305
   Acquisitions                            --         --         --          --      3,498      3,498
   Capitalized Interest & Other         4,966        526        694         327       (123)     6,390
   Surrendered & Expired Acreage           --         --         --          --         --         --
                                     --------   --------   --------    --------   --------   --------
   Total Capitalized Costs             42,677      6,140      7,769         469      3,375     60,430
                                     --------   --------   --------    --------   --------   --------

Costs Charged to Income Statement
   Geological & Geophysical               320      5,809         --         176      1,525      7,830
   Exploratory Dryholes                   198         69       (177)         --         --         90
   Surrendered & Expired Acreage           --         --         --          --         --         --
   Other Exploratory                       84        432         --         154        913      1,583
                                     --------   --------   --------    --------   --------   --------
   Total G&G and Exploration Costs        602      6,310       (177)        330      2,438      9,503
                                     --------   --------   --------    --------   --------   --------

Total Development, Exploitation
   and Exploration Costs             $ 43,279   $ 12,450   $  7,592    $    799   $  5,813   $ 69,933
                                     ========   ========   ========    ========   ========   ========


                               HS Resources, Inc.
              1998 Development, Exploitation and Exploration Costs
                                 (In Thousands)


                                                       Nine Months Ended 9/30/98
                                     ----------------------------------------------------------------
                                                              Mid-      Northern
                                    D-J Basin  Gulf Coast  Continent    Rockies     Other      Total
                                     --------   --------   --------    --------   --------   --------
Capitalized Costs
   Land                              $    418   $  5,952   $  2,049    $    141   $     --   $  8,560
   Exploration Drilling                    --      3,269         --          66         --      3,335
   Development Drilling                20,809         --      6,552          --         --     27,361
   Recompletions and Refracs           30,414         29        519          74         --     31,036
   Acquisitions                            --         --         --          --      4,637      4,637
   Capitalized Interest & Other         7,056        884        925         488        117      9,470
   Surrendered & Expired Acreage           --         --         --          --         --         --
                                     --------   --------   --------    --------   --------   --------
   Total Capitalized Costs             58,697     10,134     10,045         769      4,754     84,399
                                     --------   --------   --------    --------   --------   --------


Costs Charged to Income Statement
    Geological & Geophysical              826      7,531         60         498      2,325     11,240
    Exploratory Dryholes                  607         68       (178)         --         --        497
    Surrendered & Expired Acreage          --         --         --          --         --         --
    Other Exploratory                     130        765         --         256      1,361      2,512
                                     --------   --------   --------    --------   --------   --------
    Total G&G and Exploration Costs     1,563      8,364       (118)        754      3,686     14,249
                                     --------   --------   --------    --------   --------   --------

Total Development, Exploitation
   and Exploration Costs             $ 60,260   $ 18,498   $  9,927    $  1,523   $  8,440   $ 98,648
                                     ========   ========   ========    ========   ========   ========


                                                      Twelve Months Ended 12/31/98
                                     ----------------------------------------------------------------
                                                              Mid-     Northern
                                    D-J Basin  Gulf Coast  Continent   Rockies     Other      Total
                                     --------   --------   --------    --------   --------   --------
Capitalized Costs
   Land                              $    521   $  6,936   $  2,256    $    277   $     --   $  9,990
   Exploration Drilling                    --      6,084         --       2,201         --      8,285
   Development Drilling                20,891         --      6,275          --         --     27,166
   Recompletions and Refracs           40,654        140        519          91         --     41,404
   Acquisitions                            --         --         --          --      4,754      4,754
   Capitalized Interest & Other         8,916      1,255        923         647       (280)    11,461
   Surrendered & Expired Acreage         (187)    (5,756)      (155)     (4,323)        --    (10,421)
                                     --------   --------   --------    --------   --------   --------
   Total Capitalized Costs             70,795      8,659      9,818      (1,107)     4,474     92,639
                                     --------   --------   --------    --------   --------   --------

Costs Charged to Income Statement
   Geological & Geophysical             1,351      9,336        107         651      2,863     14,308
   Exploratory Dryholes                   661        978       (178)         --         --      1,461
   Surrendered & Expired Acreage          187      5,756        155       4,323         --     10,421
   Other Exploratory                      283        833         --         328      2,093      3,537
                                     --------   --------   --------    --------   --------   --------
   Total G&G and Exploration Costs      2,482     16,903         84       5,302      4,956     29,727
                                     --------   --------   --------    --------   --------   --------

Total Development, Exploitation
   and Exploration Costs             $ 73,277   $ 25,562   $  9,902    $  4,195   $  9,430   $122,366
                                     ========   ========   ========    ========   ========   ========



                               HS Resources, Inc.
         1997 Quarterly Condensed Consolidated Statements of Operations
                      (In Thousands, Except Per Share Data)



                                                                                   Quarter Ended
                                           Twelve Months   ------------------------------------------------------------
                                               Ended
                                            December 31,    December 31,    September 30,     June 30,        March 31,
                                                1997             1997           1997            1997             1997
                                              ---------       ---------       ---------       ---------       ---------

Revenues:
Oil & gas sales                               $ 137,251       $  39,473       $  31,657       $  30,097       $  36,024
Trading and transportation                       90,062          25,701          16,575          18,946          28,840
Other gas revenues                                4,450           1,243           1,017           1,094           1,096
Other income                                      1,942           1,049             271             354             268
                                              ---------       ---------       ---------       ---------       ---------
    Total revenues                              233,705          67,466          49,520          50,491          66,228
                                              ---------       ---------       ---------       ---------       ---------

Expenses:
Production taxes                                  9,703           2,810           2,060           2,027           2,806
Lease operating                                  24,848           6,575           5,902           5,941           6,430
Cost of trading and transportation               88,402          25,037          16,505          18,821          28,039
DD&A                                             45,757          11,958          11,537          11,300          10,962
Exploratory and abandonment                      13,438           8,052           4,031             835             520
Geological and geophysical                       17,049           7,812           4,148           3,131           1,958
Impairment and gain/loss on sales
   of oil & gas properties                       15,710          12,027              --             733           2,950
General and administrative                       11,550           5,182           2,194           1,861           2,313
Interest                                         32,297           8,629           7,880           7,894           7,894
                                              ---------       ---------       ---------       ---------       ---------
    Total expenses                              258,754          88,082          54,257          52,543          63,872
                                              ---------       ---------       ---------       ---------       ---------

(Loss) income before benefit (provision)
  for income taxes                              (25,049)        (20,616)         (4,737)         (2,052)          2,356

Benefit (provision) for income taxes             (9,544)         (7,855)         (1,805)           (782)            898
                                              =========       =========       =========       =========       =========
Net (loss) income                             $ (15,505)      $ (12,761)      $  (2,932)      $  (1,270)      $   1,458
                                              =========       =========       =========       =========       =========

Net (loss) income per share - diluted         $   (0.91)      $   (0.73)      $   (0.17)      $   (0.07)      $    0.08
                                              =========       =========       =========       =========       =========

Outstanding shares - diluted                     17,119          17,503          16,978          16,978          17,576
                                              =========       =========       =========       =========       =========

Operating cash flow (a)                       $  66,905       $  19,232       $  14,980       $  13,948       $  18,745
                                              =========       =========       =========       =========       =========

Operating cash flow per share - diluted       $    3.91       $    1.10       $    0.88       $    0.82       $    1.07
                                              =========       =========       =========       =========       =========

(a) Net income before geological and geophysical costs, exploratory and abandonment costs, depreciation, depletion and amortization, impairment and gain/loss on sales of oil and gas properties and income taxes.

                               HS Resources, Inc.
                         1997 Quarterly Operations Data
                                 (In Thousands)

                                                                 Quarter Ended
                                  Twelve Months   ---------------------------------------------
                                      Ended
                                   December 31, December 31, September 30,  June 30,    March 31,
                                       1998        1997          1997         1997        1997
                                      ------      ------        ------       ------      ------
Period Production:
  Oil (Bbl)                            2,399         614           618          608         559
  Gas (Mcf)                           41,125      10,818        10,276       10,060       9,971
  Equivalent Gas (Mcfe)               55,519      14,502        13,984       13,708      13,325
  Equivalent Barrels (Boe)             9,253       2,417         2,331        2,285       2,221

Production by district:
  D-J Basin and Northern Rockies      36,751      10,056         9,208        8,944       8,543
  Gulf Coast                             606         372           162           66           6
  Mid-Continent                       18,162       4,074         4,614        4,698       4,776
     Total production (Mcfe)          55,519      14,502        13,984       13,708      13,325



                               HS Resources, Inc.
                        1997 Consolidated Balance Sheets
                                 (In Thousands)


                                                                                  As of
                                                    -----------------------------------------------------------------
                                                   December 31,      September 30,       June 30,           March 31,
                                                       1997              1997              1997               1997
                                                    -----------       -----------       -----------       -----------
Assets

Current assets                                      $    55,389       $    46,706       $    67,756       $    46,708
Oil & gas properties                                  1,028,897           726,948           723,778           734,452
Accumulated DD&A                                       (151,431)         (145,672)         (134,733)         (125,383)
Other assets                                             23,451            21,481            21,875            22,374
                                                    -----------       -----------       -----------       -----------
  Total assets                                      $   956,306       $   649,463       $   678,676       $   678,151
                                                    ===========       ===========       ===========       ===========

Liabilities and Stockholders' Equity

Current liabilities                                 $    63,717       $    55,083       $    77,036       $    58,542
Bank debt                                               412,000           124,000           128,591           139,000
9 7/8% Subordinated notes, due 2003                      74,654            74,639            74,625            74,610
9 1/4% Subordinated notes, due 2006                     149,310           149,291           149,272           149,252
Other long-term liabilities & deferred revenue           21,215             9,519             7,419            12,559
Deferred taxes                                           61,933            70,715            72,603            73,301
Stockholders' equity                                    173,477           166,216           169,130           170,887
                                                    -----------       -----------       -----------       -----------
  Total liabilities and stockholders' equity        $   956,306       $   649,463       $   678,676       $   678,151
                                                    ===========       ===========       ===========       ===========

                               HS Resources, Inc.
              1997 Condensed Consolidated Statements of Cash Flows
                                 (In Thousands)


                                                        Twelve Months     Nine Months     Six Months      Three Months
                                                            Ended            Ended           Ended           Ended
                                                           12/31/97         9/30/97         6/30/97         3/31/97
                                                           ---------       ---------       ---------       ---------
Cash flows from operating activities:
Net (loss) income                                          $ (15,505)      $  (2,744)      $     188       $   1,458
Depreciation, depletion and amortization                      45,757          33,799          22,262          10,961
Impairment and gain/loss on sale of oil and gas properties    15,710           3,683           3,683           2,950
Amortization of deferred charges, debt issue costs
  and deferred compensation                                    1,830           1,370             915             436
Transfer treasury stock to 401(k) plan                           417             417             417              --
Gain on sale of fixed assets                                      --              --              --              --
Deferred income tax benefit                                  (10,554)         (1,772)            116             814
Decrease (increase) in accounts receivable                     2,558           8,454          10,553          12,400
Increase in accounts payable and accrued expenses              7,947           5,341          (2,200)          7,772
Increase (decrease) in deferred revenue, net                   9,873              --              --              --
Other                                                            843             365            (196)            (23)
                                                           ---------       ---------       ---------       ---------
Net cash provided by operating activities                     58,876          48,913          35,738          36,768
                                                           ---------       ---------       ---------       ---------

Cash flows from investing activities:
Exploration, development and leasehold costs                 (39,995)        (37,902)        (33,179)        (14,821)
Purchase of unproved and proved properties                  (299,087)             --              --              --
Gas gathering and transportation facilities additions           (157)           (121)           (116)            (51)
Other property additions                                      (1,712)         (1,241)           (640)           (393)
Proceeds from the sale of oil and gas properties              35,603          33,984           8,021           5,500
Proceeds from the sale of fixed assets                            --              --              --              --
Increase in property related payables                         11,272           3,345           6,400           7,325
                                                           ---------       ---------       ---------       ---------
Net cash provided by (used in) investing activities         (294,076)         (1,935)        (19,514)         (2,440)
                                                           ---------       ---------       ---------       ---------

Cash flows from financing activities:
Proceeds from debt                                           337,000          29,000          22,000              --
Repayments of debt                                           (99,000)        (79,000)        (43,000)        (35,000)
Debt issuance costs                                           (2,948)           (438)           (417)           (219)
Exercise of options                                              468             223             223             223
Purchase of treasury stock                                    (1,398)         (1,158)         (1,158)           (218)
Other                                                           (779)             10             (58)             99
                                                           ---------       ---------       ---------       ---------
Net cash (used in) provided by financing activities          233,343         (51,363)        (22,410)        (35,115)
                                                           ---------       ---------       ---------       ---------


Net increase (decrease) in cash and
  cash equivalents                                            (1,857)         (4,385)         (6,186)           (787)

Cash and cash equivalents, beginning
  of the period                                                8,765           8,765           8,765           8,765
                                                           ---------       ---------       ---------       ---------

Cash and cash equivalents, end of
  the period                                               $   6,908       $   4,380       $   2,579       $   7,978
                                                           =========       =========       =========       =========

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HS RESOURCES, INC.





                                    By:/s/James M. Piccone
                                       -----------------------------------------
                                       James M. Piccone
                                       Vice President







Dated:  April 9, 1999